UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 25, 2011

INDIGO INTERNATIONAL, CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-171423	68-0680858
(State or Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Regus Continental Square, Rua Olimpíadas
205 - 4th Floor, Vila Olímpia,
São Paulo, Brazil 04551-000
(Address and telephone number of principal executive office)

Registrant’s telephone number, including area code: 55 11 3728 9441

68A Nowe Tloki Street, Wolsztyn, Poland, 64-200
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This report contains forward-looking statements. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “intends”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled “Risk Factors” commencing on page 3 of this current report, which may cause our or our industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

As used in this report, the terms “we”, “us”, “our” and “Indigo” mean Indigo International, Corp. unless otherwise indicated.

We are a development stage corporation. We are in the business of providing consulting services to mushroom growers, and have a consulting agreement in place with a customer.

Item 5.01 Changes in Control of Registrant

Pursuant to the terms of the Affiliate Stock Purchase Agreement (the “Agreement”) dated October 25, 2011 between Ireneusz Antoni Nawrot and Odelio R. Arouca, Mr. Arouca purchased 3,000,000 shares of common stock from Mr. Nawrot.

The purchase price of the shares was US $30,000, which was paid in cash and by the personal funds of Mr. Arouca.

Odelio Arouca now owns 3,000,000 of our shares of common stock, which is 66.52% of our issued and outstanding shares of October 25, 2011.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective October 25, 2011, Ireneusz Nawrot resigned as our President, Secretary and Treasurer and Odelio Arouca was appointed as our CEO, CFO, Secretary, Treasurer and to our company’s board of directors, which increased the current board of directors to two members.

There was no disagreement between Mr. Nawrot and our company’s policies or procedures and Mr. Nawrot remains on our board of directors.

There are no family relationships between Mr. Arouca and our board of directors.

Mr. Arouca has over eight years of experience in private equity. Mr. Arouca worked for Pátria Investimentos, a Brazilian private equity firm partially owned by the Blackstone Group, where he had an extensive involvement in monitoring and managing of portfolio companies. Most recently, he worked as Director of New Business and Secretary of the board of directors at DASA [DASA3.SA], a successful private equity case and currently the largest medical diagnostic company in Latin America, with market capitalization of over U$3.0 billion.

Mr. Arouca has experience with mergers of businesses acquired by DASA over time. He acted in the company’s IPO and led its follow-on equity offering of approximately US$300 million. Mr. Arouca structured DASA’s Investor Relations area, representing the company worldwide. He was also responsible for structuring the issuing of US$100 million in securities used to finance further acquisitions. Mr. Arouca holds an MBA from The University of Chicago Booth School of Business and a Bachelor’s Degree in Business Administration from Fundação Getulio Vargas São Paulo - Brazil.

Ireneusz Nawrot wishes to resign as a director of our company, which would result in Mr. Arouca being our sole director. Mr. Nawrot’s resignation will be effective 10 days after the filing of an Information Statement with the Securities and Exchange Commission and its mailing or delivery to all of our shareholders in compliance with Section 14(f) of the Exchange Act and Rule 14f-1 or Regulation 14E thereunder.

FORM 10 INFORMATION

RISK FACTORS

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below and the other information in this prospectus before investing in our common stock. If any of the following risks occur, our business, operating results and financial condition could be seriously harmed. We do not currently have a trading price for our common stock. If and when our common stock become eligible for trading on the Over-the-Counter Bulletin Board, the trading price could decline due to any of these risks, and you may lose all or part of your investment.

Risk Factors related to our Business and Industry

Because our auditors have issued a going concern opinion, there is substantial uncertainty that we will continue operations in which case you could lose your investment.

Our auditors have issued a going concern opinion. This means that there is substantial doubt that we can continue as an ongoing business for the next twelve months. The financial statements do not include any adjustments that might result from the uncertainty about our ability to continue in business. As such we may have to cease operations and you could lose your investment.

If we do not obtain additional financing, our business will fail.

While on August 31, 2011, we had cash on hand of $220, prepaid expenses of $5000 and accounts receivable of $6,100, we have accumulated a deficit of $12,554 in business development and administrative expenses. Our current cash reserves are not sufficient to meet our obligations for the next twelve-month period. We anticipate that the minimum additional capital necessary to fund our planned operations for the 12-month period will be approximately $12,000 and will be needed for general administrative expenses, business development, marketing costs, support materials and costs associated with being a publicly reporting company. We have generated some revenue from operations to date. In order to expand our business operations, we anticipate that we will have to raise additional funding. If we are not able to raise the capital necessary to fund our business expansion objectives, we may have to delay the implementation of our business plan.

We do not currently have any arrangements for financing. Obtaining additional funding will be subject to a number of factors, including general market conditions, investor acceptance of our business plan and initial results from our business operations. These factors may impact the timing, amount, terms or conditions of additional financing available to us.

We are not raising any money in this offering. The most likely source of future funds available to us is through the sale of additional shares of common stock or advances from our sole director.

There is no assurance that any additional financing will be available or if available, on terms that will be acceptable to us. Failure to raise additional financing will cause us to go out of business. If this happens, you could lose all or part of your investment.

We have a very limited history of operations and there is no assurance our future operations will result in revenues or profitability. If we cannot generate sufficient revenues to operate profitably, we may suspend or cease operations.

We were incorporated on June 2, 2010, and our net loss from inception to August 31, 2011 is $12,554. We have a very limited history of operations upon which an evaluation of our future success or failure can be made.

To date, our business development activities have consisted solely of providing services pursuant to a consulting agreement with “Ogrodnictwo Piotr Walkowiak,” a private Polish company. Potential investors should be aware of the difficulties normally encountered by development stage companies and the high rate of failure of such enterprises.

In addition, there is no guarantee that we will be able to expand our business operations. Even if we expand our operations, at present, we do not know precisely when this will occur.

We cannot guarantee that we will be successful in generating revenues and profit in the future. Failure to generate revenues and profit will cause us to suspend or cease operations. If this happens, you could lose all or part of your investment.

We face strong competition from larger and well established companies, which could harm our business and ability to operate profitably.

Our industry is competitive. There are many businesses specializing in consulting of commercial cultivation of white mushrooms in Poland and Europe and our services are not unique to their services. Even though the industry is highly fragmented, it has a number of large and well established companies, which are profitable and have developed a brand name. Aggressive marketing tactics implemented by our competitors could impact our limited financial resources and adversely affect our ability to compete in our market.

We currently have identified only one potential customer. If we do not attract new customers, we will not make a profit, which ultimately will result in a cessation of operations.

We currently have identified only one customer to use our service , a Poland based commercial mushroom cultivation company “Ogrodnictwo Piotr Walkowiak”. We have not identified any other customers and we cannot guarantee we ever will have any other customers. Even if we obtain new customers, there is no guarantee that we will generate a profit. If we cannot generate a profit, we will have to suspend or cease operations.

The consulting industry of commercial white mushroom growers might be affected by general economic decline and this could adversely affect our operating results and could lead to lower revenues than expected.

The consulting industry of commercial white mushrooms (agaricus bisporus) growers might be affected by general economic decline. We expect that this could adversely affect our operating results and could lead to lower revenues than expected if economic situation does not change for better.

If we are unable to build and maintain our brand image and corporate reputation, our business may suffer.

We are a new company, having been formed and commenced operations only in 2010. Our success depends on our ability to build and maintain the brand image for our services. We cannot assure you, however, that any additional expenditure on advertising and marketing will have the desired impact on our services’ brand image and on customer preferences. Our relationships with all of our customers will be new and may be terminated at any time. We need to maintain and expand our relationships with potential users of our services and effectively manage these relationships. If we fail to successfully manage our relationships with our customers, to build and maintain our brand image and corporate reputation our business may suffer.

Price competition could negatively affect our gross margins.

Price competition could negatively affect our operating results. To respond to competitive pricing pressures, we will have to offer our services at lower prices in order to retain or gain market share and customers. If our competitors offer discounts on certain services in the future, we will need to lower prices to match the competition, which could adversely affect our gross margins and operating results.

Because our directors and our sole officer has other business interests, he may not be able or willing to devote a sufficient amount of time to our business operations, causing our business to fail.

Our current director, Ireneusz Nawrot has resigned as an officer and will be stepping down from the board, our current director and officer Odelio Arouca will be devoting limited time to our operations. Mr. Arouca intends to devote approximately 30% (15 hours a week) of his business time to our affairs. Because our sole officer and directors will be devoting limited time to our operations, our operations may be sporadic and occur at times which are convenient to him. As a result, our operations may be periodically interrupted or suspended which could result in a lack of revenues and a possible cessation of operations. It is possible that the demands on Mr. Arouca from his other obligations could increase with the result that he would no longer be able to devote sufficient time to the management of our business. In addition, Mr. Arouca may not possess sufficient time for our business if the demands of managing our business increase substantially beyond current levels. And finally, we have not adopted a policy that expressly prohibits our sole officer and director Mr. Arouca from having a direct or indirect financial interest in potential future opportunity or from engaging in business activities of the types conducted by us. As a result, in the future our sole officer and director Mr. Arouca may favor his own interests over our interests and those of our shareholders, which could have a material adverse effect on our business and results of operations.

Because one of our directors and sole officer owns 66.52% of our issued and outstanding common stock, he could make and control corporate decisions that may be disadvantageous to minority shareholders.

One of our directors and sole officer, Mr. Arouca, owns approximately 66.52% of issued and outstanding shares of our common stock. Accordingly, he will be able to determine the outcome of all corporate transactions or other matters that require shareholder approval, including but not limited to, the election of directors, mergers, consolidations, and the sale of all or substantially all of our assets. He will also have the power to prevent or cause a change in control. The interests of our sole officer and director may differ from the interests of the other stockholders and thus result in corporate decisions that are disadvantageous to other shareholders.

Because our directors and sole officer are not a resident of the United States it may be difficult to enforce any liabilities against them.

Accordingly, if an event occurs that gives rise to any liability, shareholders would likely have difficulty in enforcing such liabilities because our directors and our sole officer reside outside the United States. If a shareholder desired to sue, the shareholder would have to serve a summons and complaint. Even if personal service is accomplished and a judgment is entered against a person, the shareholder would then have to locate assets of that person, and register the judgment in the foreign jurisdiction where assets are located.

Because the company’s headquarters are located outside the united states, U.S. investors may experience difficulties in attempting to affect service of process and to enforce judgment based upon U.S. federal securities laws against the company and its non U.S. resident officer and director.

While we are organized under the laws of State of Nevada, our sole officer and directors are non-U.S. residents and our headquarters are located outside the United States. Consequently, it may be difficult for investors to affect service of process in the United States and to enforce in the United States judgments obtained in United States courts based on the civil liability provisions of the United States securities laws. Since all our assets will be located in Poland or Brazil it may be difficult or impossible for U.S. investors to collect a judgment against us. As well, any judgment obtained in the United States against us may not be enforceable in the United States.

Risks Relating to our Common Stock

We do not expect to pay dividends in the foreseeable future.

We have never paid any dividends on our common stock. We do not expect to pay cash dividends on our common stock at any time in the foreseeable future. The future payment of dividends directly depends upon our future earnings, capital requirements, financial requirements and other factors that our board of directors will consider. Since we do not anticipate paying cash dividends on our common stock, a return on your investment, if any, will depend solely on an increase, if any, in the market value of our common stock.

Any additional funding we arrange through the sale of our common stock will result in dilution to existing shareholders.

We must raise additional capital in order for our business plan to succeed. We are not raising any money in this offering. Our most likely source of additional capital will be through the sale of additional shares of common stock. Such stock issuances will cause stockholders' interests in our company to be diluted. Such dilution will negatively affect the value of investors’ shares.

There is a limited trading market for our securities, and shareholders may be unable to sell their shares.

There is currently a limited market for our common stock on the Over-The-Counter Bulletin Board. It may be difficult for shareholders to sell their stock. In such a case, shareholders may find that they are unable to achieve benefits from their investment.

Our shares of common stock are subject to the “penny stock” rules of the securities and exchange commission and the trading market in our securities will be limited, which will make transactions in our stock cumbersome and may reduce the value of an investment in our stock.

The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in "penny stocks.” Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system). Penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from those rules, to deliver a standardized risk disclosure document prepared by the SEC, which specifies information about penny stocks and the nature and significance of risks of the penny stock market. A broker-dealer must also provide the customer with bid and offer quotations for the penny stock, the compensation of the broker-dealer, and sales person in the transaction, and monthly account statements indicating the market value of each penny stock held in the customer's account. In addition, the penny stock rules require that, prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the trading activity in the secondary market for stock that becomes subject to those penny stock rules. If a trading market for our common stock develops, our common stock will probably become subject to the penny stock rules, and shareholders may have difficulty in selling their shares.

The trading price of our stock may fluctuate significantly and stockholders may have difficulty reselling their shares.

There is a volatility associated with Bulletin Board securities in general and the value of your investment could decline due to the impact of any of the following factors upon the market price of our common stock: (i) disappointing results from our development efforts; (ii) failure to meet our revenue or profit goals or operating budget; (iii) decline in demand for our common stock; (iv) downward revisions in securities analysts' estimates or changes in general market conditions; (v) technological innovations by competitors or in competing technologies; (vi) lack of funding generated for operations; (vii) investor perception of our industry or our prospects; and (viii) general economic trends.

In addition, stock markets have experienced price and volume fluctuations and the market prices of securities have been highly volatile. These fluctuations are often unrelated to operating performance and may adversely affect the market price of our common stock. As a result, investors may be unable to sell their shares at a fair price and you may lose all or part of your investment.

We have limited experience as a public company.

We have limited experience in complying with the various rules and regulations, which are required of a public company. As a result, we may not be able to operate successfully as a public company, even if our operations are successful. We plan to comply with all of the various rules and regulations, which are required of a public company. However, if we cannot operate successfully as a public company, your investment may be adversely affected. Our inability to operate as a public company could be the basis of your losing your entire investment in us.

Because we can issue additional shares of common stock, purchasers of our common stock may incur immediate dilution and may experience further dilution.

We are authorized to issue up to 75,000,000 shares of common stock, of which 4,510,000 shares are issued and outstanding. Our board of directors has the authority to cause us to issue additional shares of common stock, and to determine the rights, preferences and privileges of such shares, without consent of any of our stockholders. Consequently, the stockholders may experience more dilution in their ownership of our stock in the future.

A decline in the price of our common stock could affect our ability to raise further working capital, it may adversely impact our ability to continue operations and we may go out of business.

A prolonged decline in the price of our common stock could result in a reduction in the liquidity of our common stock and a reduction in our ability to raise capital. Because we may attempt to acquire a significant portion of the funds we need in order to conduct our planned operations through the sale of equity securities, a decline in the price of our common stock could be detrimental to our liquidity and our operations because the decline may cause investors to not choose to invest in our stock. If we are unable to raise the funds we require for all our planned operations, we may be forced to reallocate funds from other planned uses and may suffer a significant negative effect on our business plan and operations, including our ability to develop new products and continue our current operations. As a result, our business may suffer, and not be successful and we may go out of business. We also might not be able to meet our financial obligations if we cannot raise enough funds through the sale of our common stock and we may be forced to go out of business.

FINRA sales practice requirements may also limit a stockholder’s ability to buy and sell our stock.

In addition to the “penny stock” rules promulgated by the Securities and Exchange Commission, the Financial Industry Regulatory Authority (FINRA) has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, the FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock.

DESCRIPTION OF BUSINESS

Overview

Indigo International, Corp., was founded in the State of Nevada on June 2, 2010. We are a Poland based corporation and operate a consulting business in commercial cultivation of white mushrooms (agaricus bisporus), which include but is not limited to consulting in process engineering, improvement of production methods, fruiting techniques, spore measurements, mushroom quality, packaging, changes in growing on different strains or developing more adequate harvesting methods, quality of raw materials, recipe, homogeneity, logistics, the process of composting and hygiene and instructing and training of staff in Poland. We had planned to expand our services to North American market in the future if we had the available resources and growth to warrant it. We are a development stage company and cannot state with certainty whether we will achieve profitability. We have limited revenues, have minimal assets and have incurred losses since inception. To date, our business operations have been limited to primarily, the provision of services pursuant to a consulting agreement with “Ogrodnictwo Piotr Walkowiak” a private Polish company, specializing in commercial white mushroom cultivation.

We must raise additional capital in order for our business plan to succeed. We have not arranged any fundraising yet. The most likely source of future funds available to us is through the sale of additional shares of common stock or advances from our sole director. There is no assurance that any additional financing will be available or if available, on terms that will be acceptable to us. Failure to raise additional financing will cause us to go out of business. If this happens, you could lose all or part of your investment.

There have been no material reclassifications, mergers, consolidations or purchases or sales of any significant amount of assets not in the ordinary course of business since the date of incorporation. We are a start-up, development stage company and have generated minimal revenues. We cannot guarantee that we will be successful in our business operations. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources and possible cost overruns, such as increases in inventory, shipping, and marketing costs, increases in administration expenditures associated with daily operations, increases in accounting and audit fees, increases in legal fees related to filings and regulatory compliance and increases in travel expenditures. Our new director, Mr. Arouca, is considering other potential businesses for our company.

Our Current Business

We were incorporated in the State of Nevada on June 2, 2010. To date, our business operations have been limited to primarily, the development of a business plan and the signing of the service agreement with “Ogrodnictwo Piotr Walkowiak”, a private Polish company, specializing in white mushroom growing. There is no any relationship between the company “Ogrodnictwo Piotr Walkowiak” we signed the service agreement with and our officer, director or affiliates. As of August 31, 2011, we have provided $22,000 in value of consulting services pursuant to the agreement. We had planned to operate a consulting business in commercial cultivation of white mushrooms (agaricus bisporus), including but not limited to consulting in process engineering, improvement of production methods, fruiting techniques, spore measurements, mushroom quality, packaging, changes in growing on different strains or developing more adequate harvesting methods, quality of raw materials, recipe, homogeneity, logistics, the process of composting and hygiene and instructing and training of staff in Poland. We had planned to expand our services to European and North American market in the future if we had the available resources and growth to warrant it. We are a development stage company and there is no guarantee that we will be able to expand our business. Our new director, Odelio Arouca, is considering other potential businesses for our company.

Commercial production of white mushrooms (agaricus bisporus) is both an art and a science with many complex and distinct stages. Mushrooms are one of the most difficult commodities to grow. Intensive labor is required to produce a consistent, high-quality crop. While white mushrooms have been grown in unused coal and limestone mines, old breweries, basements of apartment houses, natural and man-made caves, rhubarb sheds, and many other unusual structures, successful commercial mushroom growing requires special farms that are highly technical operations, complete with extensive computerized systems to monitor each point in production.

The overall white mushroom production cycle consists of Phase I and Phase II composting, spawning, spawn colonization (Phase III), casing, case run, pinning and finally harvesting. The specific criteria (temperature set points, carbon dioxide concentrations and so forth) involved in each stage will change depending on different mushroom crops and different mushroom growers, but the basic concepts and methods of mushroom production remain constant.

Because of the fact that the margin between cost price and retail price is not very significant it is very important for a grower to get the maximum yield with the highest quality. We can offer advice to commercial growers on how to achieve these goals by helping them to improve their production methods, strains, fruiting techniques, mushroom quality and packaging. We can also help with changing growing schedules, changes in growing on different strains or developing more adequate harvesting methods. The frequency of the visits can vary from several times per week to once a month, depending on the problems of the farm.

Consulting Services

Our consulting services for commercial growers of white mushrooms (agaricus bisporus) include:

  Consulting in process engineering
  Quality control
  Optimizing compost quality
  Hygiene check
  Spore measurement
  Improvement of production methods
  Improvement of fruiting techniques
  Improvement of mushroom quality
  Instructing and training of staff

Our specific areas of services include the following:

1. For clients’ existing cultivation facilities:

  Review of the current cultivation process used by client.

  Prepare a written recommendation for improvement of production methods that are appropriate for existing facility. Special consideration will be given to selecting fruiting techniques, spore measurements, mushroom quality, evaluating changes in growing different strains and sanitation. Upon client’s approval to provide necessarily instructing and training of staff.

  Upon revision of contracts with current raw material suppliers and compost suppliers prepare a written recommendation regarding cost effective possibilities of contracting new suppliers and specific terms and conditions that should be included in new contracts and agreements.

  Review of the harvesting method, packaging and storing of the product.

  Prepare a written recommendation for improvement of harvesting, packaging and storing of the product.

  After revising current contracts with product distributors prepare a written recommendation regarding marketing strategies, new distributor’s networks and logistic solutions.

2. For clients’ future cultivation facilities:

  Review client’s project program, plans, drawings and other materials.

  Prepare a written recommendation for a modern growing system. Special consideration will be given to possibilities of shortening production cycle, optimizing shelving systems, and humidification and temperature control systems, modern sanitation techniques.

3. On-Call service:

Give verbal or written recommendations or instructions via phone, mail or email regarding any client’s questions that are not mentioned above, but are related to mushroom cultivation process (as an example – instructions in case of pathogen infection or pest infestation).

Clients

Our former president and current director, Ireneusz Antony Nawrot marketed our product and negotiated with potential customers. We had intended to develop and maintain a database of potential customers who may want to use our services. We expected to follow up with these clients periodically and offer them free presentations and special discounts from time to time. Our methods of communication would include: phone calls, email and regular mail. We planned to attend trade shows in our industry to showcase our services with a view to find new customers. We are now considering whether to remain in this business long term or consider other options.

Agreement

On September 27, 2010 a Service Agreement was signed with “Ogrodnictwo Piotr Walkowiak,” a Poland based company.

The agreement with Ogrodnictwo Piotr Walkowiak contains the following material terms:

2. Term of Agreement/Termination: The term of this Agreement shall be for 12 months beginning from the Effective Date, unless terminated earlier as provided herein. CLIENT may terminate this Agreement for any reason upon 20 days advance written notice to Consultant. Consultant may terminate this Agreement in the event that CLIENT commits a breach of its material obligations hereunder, upon 20 days advance written notice and where CLIENT does not cure the breach.

3. Payment: The CLIENT will pay to Indigo International, Corp. $75.00 per hour for services rendered to the CLIENT under the Agreement. CLIENT should be invoiced for consulting fees in an amount not to exceed $2,000 per month. Invoicing should be on a monthly basis, beginning after Indigo International, Corp. has completed his first four weeks of service. Under no circumstances shall Indigo International, Corp. perform work having a value (based on the agreed upon per hour rate) in excess of the maximum permitted fee. Payment by CLIENT is due within 30 days from receipt of an approved invoice. The CLIENT agrees to reimburse Indigo International, Corp. for all actual reasonable and necessary expenditures, which are directly related to the consulting services. These expenditures include, but are not limited to, expenses related to travel (i.e. airfare, hotel, temporary housing, meals, parking, mileage, etc.), telephone calls and postal expenditure. Expenses incurred by Indigo International, Corp. will be reimbursed by the CLIENT within 15 days of our proper written request for reimbursement.

4. Invoices/Reporting: All invoices submitted to CLIENT by Consultant for payment must include a written, task based report detailing the services actually and reasonably provided by Consultant to CLIENT along with the time spent by Consultant performing the same. Consultant shall certify in writing that each such invoice is complete and accurate. Payment is contingent on provision of such invoices. Consultant shall provide technical reports in accordance with the Scope of Work.

Initially, our director and former officer Mr. Ireneusz Antoni Nawrot worked with the current consulting agreement.

Since Mr. Arouca has his own business ventures in Brazil, he will be devoting limited time to our operations. Mr. Arouca intends to devote approximately 30% (15 hours a week) of his business time to our affairs. As a result of this, our operations may be sporadic and occur at times which are convenient to Mr. Arouca. As a result, our operations may be periodically interrupted or suspended which could result in a lack of revenues and a possible cessation of operations. It is also possible that the demands on Mr. Arouca from his own business could increase with the result that he would no longer be able to devote sufficient time to the management of our business. In addition, Mr. Arouca may not possess sufficient time for our business if the demands of managing our business increase substantially beyond current levels. We have not adopted a policy that expressly prohibits directors or officers from having a direct or indirect financial interest in potential future opportunity or from engaging in business activities of the types conducted by us. As a result, in the future our sole officer and directors may favor his own interests over our interests and those of our shareholders, which could have a material adverse effect on our business and results of operations. In addition, Mr. Arouca is not experienced in the mushroom business and has indicated his intent to consider other business opportunities for our company.

We cannot guarantee that we will be able to find successful contracts with Polish companies, in which case our business may fail and we will have to cease our operations.

Description of property

We do not have an ownership or leasehold interest in any property.

Insurance

We do not maintain any insurance and do not intend to maintain insurance in the future. Because we do not have any insurance, if we are made a party of a products liability action, we may not have sufficient funds to defend the litigation. If that occurs a judgment could be rendered against us that could cause us to cease operations.

Employees. Identification of Certain Significant Employees

We are a development stage company and currently have no employees, other than our sole officer and directors, we intend to hire additional employees on an as needed basis.

Research and Development Expenditures

We have not incurred any other research or development expenditures since our incorporation.

Government Regulation

We will be required to comply with all regulations, rules and directives of governmental authorities and agencies applicable to the consulting services for commercial mushroom growers in any jurisdiction which we would conduct activities. We do not believe that government regulation will have a material impact on the way we conduct our business.

Subsidiaries

We do not have any subsidiaries.

Patents and Trademarks

We do not own, either legally or beneficially, any patents or trademarks.

Offices

Our office is currently located in Brazil at the address on the front page of this current report on Form 8-K. This is the office of our director, Mr. Arouca. We do not pay any rent as yet to Mr. Arouca and there is no agreement to pay any rent in the future. Such costs are immaterial to the financial statements and, accordingly have not been reflected therein. Upon the completion of our offering, we do not intend to establish an office elsewhere.

REPORTS TO SECURITY HOLDERS

We are required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission and our filings are available to the public over the internet at the Securities and Exchange Commission’s website at http://www.sec.gov. The public may read and copy any materials filed by us with the Securities and Exchange Commission at the Securities and Exchange Commission’s Public Reference Room at 100 F Street N.E. Washington D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-732-0330. The SEC also maintains an Internet site that contains reports, proxy and formation statements, and other information regarding issuers that file electronically with the SEC, at http://www.sec.gov.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

General

Indigo International, Corp. was incorporated under the laws of the State of Nevada on June 2, 2010. Our registration statement has been filed with the Securities and Exchange Commission on December 27, 2010 and has been declared effective on March 18, 2011.

Current Business Operations

Indigo International, Corp. is a Poland based corporation that operates a consulting business in commercial cultivation of white mushrooms (agaricus bisporus), including but not limited to consulting in process engineering, improvement of production methods, fruiting techniques, spore measurements, mushroom quality, packaging, changes in growing on different strains or developing more adequate harvesting methods, quality of raw materials, recipe, homogeneity, logistics, the process of composting and hygiene and instructing and training of staff in Poland.

We are a development stage company and we have just recently started our operations. On September 27, 2010 Indigo International, Corp. signed the consulting agreement with “Ogrodnictwo Piotr Walkowiak” a private Polish company, specializing in commercial white mushroom cultivation. The agreement is for twelve months beginning from the effective date, September 27, 2010. As part of the agreement, the Company agreed to pay consultant fees for $75 per hour for services not exceed $2,000 per month.

Results Of Operation

We are a development stage company with limited operations since our inception on June 2, 2010 to August 31, 2011. As of August 31, 2011, we had total assets of $11,320 and total liabilities of $274. Since our inception to August 31, 2011, we have accumulated a deficit of $12,554. We anticipate that we will continue to incur losses in the next 12 months. Our financial statements have been prepared assuming that we will continue as a going concern. We expect we will require additional capital to meet our long term operating requirements. We expect to raise additional capital through, among other things, the sale of equity or debt securities.

Nine Month Period Ended August 31, 2011 Compared to the period from Inception (June 2, 2010) to August 31, 2011

Our net loss for the nine month period ended August 31, 2011 was $11,934 compared to a net loss of $12,554 during the period from inception (June 2, 2010) to August 31, 2011. During the nine month period ended August 31, 2011, we generated revenue of $22,000.

During the nine month period ended August 31, 2011, we incurred general and administrative expenses of $33,934 compared to $34,554 incurred during the period from inception (June 2, 2010) to August 31, 2011. General and administrative and professional fee expenses incurred during the nine month period ended August 31, 2011 were generally related to corporate overhead, financial and administrative contracted services, such as legal and accounting, developmental costs, and marketing expenses.

The weighted average number of shares outstanding was 4,510,000 for the nine month period ended August 31, 2011.

Liquidity and Capital Resources

As of August 31, 2011

As at August 31, 2011, our current assets were $11,320 compared to $23,254 in current assets at November 30, 2010. As at August 31, 2011, our current liabilities were $274. Current liabilities were comprised entirely of $274 in advance from director.

Stockholders’ equity decreased from $22,980 as of November 30, 2010 to $11,046 as of August 31, 2011.

Cash Flows from Operating Activities

For the nine month period ended August 31, 2011, net cash flows used in operating activities was $23,034 consisting of a net loss of $11,934, an increase in prepaid expenses of $5,000 and increase in accounts receivable of $6,100. Net cash flows used in operating activities was $23,654 for the period from inception (June 2, 2010) to August 31, 2011.

Cash Flows from Investing Activities

For the nine month period ended August 31, 2011, we did not generate any cash flows from investing activities.

Cash Flows from Financing Activities

We have financed our operations primarily from either advancements or the issuance of equity and debt instruments. For the nine month period ended August 31, 2011, we did not generate net cash flows from financing activities. For the period from inception (June 2, 2010) to August, 2011, net cash provided by financing activities was $23,874 received from proceeds from issuance of common stock and advance from director.

Plan of Operation and Funding

We expect that working capital requirements will continue to be funded through a combination of our existing funds and further issuances of securities. Our working capital requirements are expected to increase in line with the growth of our business.

Existing working capital, further advances and debt instruments, and anticipated cash flow are expected to be adequate to fund our operations over the next twelve months. We have no lines of credit or other bank financing arrangements. Generally, we have financed operations to date through the proceeds of the private placement of equity and debt instruments. In connection with our business plan, management anticipates additional increases in operating expenses and capital expenditures relating to: (i) acquisition of inventory; (ii) developmental expenses associated with a start-up business; and (iii) marketing expenses. We intend to finance these expenses with further issuances of securities, and debt issuances. Thereafter, we expect we will need to raise additional capital and generate revenues to meet long-term operating requirements. Additional issuances of equity or convertible debt securities will result in dilution to our current shareholders. Further, such securities might have rights, preferences or privileges senior to our common stock. Additional financing may not be available upon acceptable terms, or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to take advantage of prospective new business endeavors or opportunities, which could significantly and materially restrict our business operations.

Off-Balance Sheet Arrangements

As of the date of this report, we do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

Going Concern

The independent auditors' report accompanying our November 30, 2010 financial statements contained an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern. The financial statements have been prepared "assuming that we will continue as a going concern," which contemplates that we will realize our assets and satisfy our liabilities and commitments in the ordinary course of business.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table sets forth as of October 25, 2011, certain information regarding the beneficial ownership of our company’s common stock. The table sets forth the beneficial ownership of (i) each person who, to our knowledge, beneficially owns more than 5% of the outstanding shares of our common Stock; (ii) each of our current directors and officers; and (iii) all of our current officers and directors as a group. The number of shares owned includes all shares beneficially owned by such persons, as calculated in accordance with Rule 13d-3 promulgated under the Exchange Act. Under such rules, beneficial ownership includes any shares of common stock as to which a person has sole or shared voting power or investment power and any shares of common stock which the person has the right to acquire within 60 days of October 25, 2011 through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement.

Title of Class	Name and address of beneficial owner	Amount of beneficial ownership [1]	Percent of class
Common Stock	Odelio R. Arouca Regus Continental Square, Rua Olimpíadas 205 - 4th Floor, Vila Olímpia São Paulo, Brazil 04551-000	3,000,000 Direct	66.52%
	Officer and Director as a group	3,000,000	66.52%

1 Beneficial ownership percentage is based on 4,510,000 shares of common stock as of October 25, 2011.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following individuals serve as our current directors and executive officers of our company as of the date of this current report. All directors of our company hold office until the next annual meeting of our shareholders or until their successors have been elected and qualified. The executive officers of our company are appointed by our board of directors and hold office until their death, resignation or removal from office.

Name	Position Held with our Company	Age	Date First Elected or Appointed
Ireneusz Antoni Nawrot [1]	Director (former President, Secretary and Treasurer)	49	June 2, 2010
Odelio Arouca	CEO, CFO, Secretary, Treasurer and Director	33	October 25, 2011

1 Mr. Nawrot resigned as an officer effective October 25, 2011 and will resign as a director of our company on the 11th day after the mailing of an information statement on Schedule 14F-1.

Business Experience

The following is a brief account of the education and business experience during at least the past five years of each director, executive officer and key employee of our company, indicating the person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Ireneusz Antoni Nawrot

Mr. Nawrot obtained a Bachelor’s degree in Agriculture from the Agricultural University of Poznan (August Cieszkowski Agricultural University of Poznan), located in Poland, in June 1981. After graduation Mr. Ireneusz Antoni Nawrot has been working for various agricultural companies in Poland and Europe, whose businesses were involved in the production, processing, marketing and use of foods, fibers and byproducts from plant crops. In 1988 Mr. Nawrot opened his own agricultural company “Gospodarstwo Ogrodniczo Pieczarskie,” specializing in commercial production of white mushrooms (Agaricus bisporus). Since 1988 “Gospodarstwo Ogrodniczo Pieczarskie” is the only company Mr. Nawrot has worked for. Mr. Nawrot’s company “Gospodarstwo Orgodniczo Pieczarskie” is involved in the commercial production of mushrooms only; it is not a consulting company to the mushroom industry. Even though Mr. Nawrot has not provided consulting services to mushroom growers, his has over 22 years of experience in mushroom growing industry. His experience, qualifications and attributes have led to our conclusion that Mr. Ireneusz Antoni Nawrot should be serving as a member of our Board of Directors in light of our business and structure. Mr. Nawrot has not been a member of the board of directors of any corporations during the last five years

Odelio Arouca

Mr. Arouca has over eight years of experience in private equity. Mr. Arouca worked for Pátria Investimentos, a Brazilian private equity firm partially owned by the Blackstone Group, where he had an extensive involvement in monitoring and managing of portfolio companies. Most recently, he worked as Director of New Business and Secretary of the board of directors at DASA [DASA3.SA], a successful private equity case and currently the largest medical diagnostic company in Latin America, with market capitalization of over U$3.0 billion.

Mr. Arouca has experience with mergers of businesses acquired by DASA over time. He acted in the company’s IPO and led its follow-on equity offering of approximately US$300 million. Mr. Arouca structured DASA’s Investor Relations area, representing the company worldwide. He was also responsible for structuring the issuing of US$100 million in securities used to finance further acquisitions. Mr. Arouca holds an MBA from The University of Chicago Booth School of Business and a Bachelor’s Degree in Business Administration from Fundação Getulio Vargas São Paulo - Brazil.

Family Relationships

There are no family relationships between any of our directors, executive officers or directors.

Involvement in Certain Legal Proceedings

During the past five years, none of our officers, directors, promoters or control persons have had any of the following events occur:

  a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
  conviction in a criminal proceeding or being subject to a pending criminal proceeding, excluding traffic violations and other minor offenses;
  being subject to any order, judgement or decree, not substantially reversed, suspended or vacated, of any court of competent jurisdiction, permanently enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking business; and/or being found by a court of competent jurisdiction, in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgement has not been reversed, suspended or vacated.

EXECUTIVE COMPENSATION

General

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers by any person for all services rendered in all capacities to us for the fiscal period from our incorporation on June 2, 2010 to November 30, 2010 (our fiscal year end) and subsequent thereto to the date of this current report on Form 8-K.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compen- sation ($)	Total ($)
Ireneusz Antoni Nawrot former President, Treasurer, and Secretary Director [1]	2011 2010	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Odelio Arouca CEO, CFO, Secretary, Treasurer and Director [2]	2011 2010	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

1 Mr. Nawrot resigned as an officer effective October 25, 2011 and will resign as a director of our company on the 11th day after the mailing of an information statement on Schedule 14F-1.
2 Mr. Arouca joined the company as a director and officer on October 25, 2011.

Compensation Discussion and Analysis

There are no arrangements or plans in which we provide pension, retirement or similar benefits for our director or executive officers. Our directors and executive officers may receive stock options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our director or executive officers, except that stock options may be granted at the discretion of our board of directors from time to time. We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control.

There are no current employment agreements between our company and our executive officers or directors.

Mr. Ireneusz Antoni Nawrot devoted approximately 15 hours per week to manage the affairs of our company. He agreed to work with no remuneration until such time as our company receives sufficient revenues necessary to provide management salaries. At this time, we cannot accurately estimate when sufficient revenues will occur to implement this compensation, or what the amount of the compensation will be. It is unlikely that Mr. Nawrot will continue to work for our company unless satisfactory payment arrangements are made, but none have yet been made.

There are no annuity, pension or retirement benefits proposed to be paid to the officers or director or employees in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the company or any of its subsidiaries, if any.

Grants of Plan Based Awards and Outstanding Equity Awards at Fiscal Year-End

We have not adopted any equity compensation plan and no stock, options, or other equity securities were awarded to our executive officers since inception.

Long-Term Incentive Plan

Currently, our company does not have a long-term incentive plan in favour of any director, officer, consultant or employee of our company.

Compensation of Directors

Please refer to the Summary Compensation Table beginning on page 15 for information on compensation of our directors.

We have no formal plan for compensating our directors for service in their capacity as directors, although our directors may in the future receive stock options to purchase common shares as awarded by our board of directors or (as to future stock options) a compensation committee in the event that one is established. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Except as set out below, since the beginning of our last fiscal year we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds the lesser of $120,000 or one percent of our average total assets for the last two fiscal years, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holders or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest:

None of the following parties has, since our date of incorporation, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us, except as indicated:

  Any of our directors or officers;

  Any person proposed as a nominee for election as a director;

  Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock;

  Any relative or spouse of any of the foregoing persons who has the same house as such person;

  Immediate family members of directors, director nominees, executive officers and owners of 5% or more of our common stock.

On June 2, 2010 Mr. Ireneusz Antoni Nawrot advanced funds to us in the amount of $274. There is no due date for the repayment of the funds advanced by Mr. Nawrot. Mr. Nawrot will be repaid from revenues of operations if and when we generate revenues to repay the obligation. There is no assurance that we will ever generate revenues from our operations. The obligation to Mr. Nawrot is based on an oral contract and does not bear interest. There is no written agreement evidencing the advancement of funds by Mr. Nawrot or the repayment of the funds to Mr. Nawrot.

On June 25, 2010 we issued a total of 3,000,000 shares of restricted common stock to Mr. Nawrot for total cash proceeds of $3,000.

LEGAL PROCEEDINGS

We know of no material, active or pending legal proceedings against us, nor are we involved as a plaintiff in any material proceedings or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered beneficial shareholder are an adverse party or has a material interest adverse to us.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY
AND RELATED STOCKHOLDER MATTERS

Market Information

Our shares of common stock are quoted on the OTC Bulletin Board under the symbol “IDGR”. Our CUSIP number is 45569A 105. As of the date of this current report, trading in our common stock has not commenced, therefore no table of high/low bid prices is presented in this current report.

Holders of our Common Stock

Our common shares are issued in registered form. Island Stock Transfer, of St. Petersburg, Florida is our stock transfer agent. They can be contacted by telephone at 727-289-0010 and by facsimile at 727-289-0069.

As of October 12, 2011, the shareholders’ list of our shares of common stock showed 30 registered shareholders holding 4,510,000 shares; there are no shares held by broker-dealers. There are 4,510,000 shares outstanding.

Dividends

We have not declared any dividends since incorporation and do not anticipate that we will do so in the foreseeable future. Although there are no restrictions that limit the ability to pay dividends on our common shares, our intention is to retain future earnings for use in our operations and the expansion of our business.

Securities Authorized for Issuance under Equity Compensation Plans

We do not have any equity compensation plans in place.

RECENT SALES OF UNREGISTERED SECURITIES

We issued 3,000,000 shares of our common stock to Mr. Nawrot (our former President, Chief Executive Officer, Treasurer and director) on June 25, 2010. He acquired these 3,000,000 shares at a price of $0.001 per share for total proceeds to us of $3,000. These shares were issued pursuant to Regulation S promulgated pursuant to the Securities Act of 1933. The shares were issued with a Rule 144 restrictive legend. On October 25, 2011, these shares were sold to Odelio Arouca for $30,000.

On September 10, 2010 we completed an offering of 960,000 shares of our common stock to 12 offshore investors. The total amount received from this offering was $9,600. We completed this offering pursuant to Regulation S of the Securities Act.

DESCRIPTION OF REGISTRANT’S SECURITIES

Common Stock

Our authorized capital stock consists of 75,000,000 shares of common stock, par value $0.001 per share. Our shareholders (i) have equal rateable rights to dividends from funds legally available therefor, when, as and if declared by the board of directors; (ii) are entitled to share rateably in all of the assets for distribution to holders of common stock upon liquidation, dissolution or winding up of our business affairs; (iii) do not have pre-emptive, subscription or conversion rights, and there are no redemption or sinking fund provisions or rights applicable thereto; and (iv) are entitled to one non-cumulative vote per share on all matters on which stockholders may vote. All shares of common stock now outstanding are fully paid and non-assessable.

There are no provisions in our articles of incorporation or bylaws that would delay, defer or prevent a change in control of our company or a change in type of business.

Dividends

We have not declared any dividends since incorporation and do not anticipate that we will do so in the foreseeable future. Although there are no restrictions that limit the ability to pay dividends on our common shares, our intention is to retain future earnings for use in our operations and the expansion of our business.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Under our Articles of Incorporation and Bylaws of the corporation, we may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of his/her position, if he/she acted in good faith and in a manner he/she reasonably believed to be in our best interest. We may advance expenses incurred in defending a proceeding. To the extent that the officer or director is successful on the merits in a proceeding as to which he/she is to be indemnified, we must indemnify him/her against all expenses incurred, including attorney’s fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act of 1933, which may be permitted to Directors or officers under Nevada law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
AND FINANCIAL DISCLOSURE

There were no disagreements related to accounting principles or practices, financial statement disclosure, internal controls or auditing scope or procedure since inception.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document Description
3.1	Articles of Incorporation (incorporated by reference to our registration statement on Form S-1 filed on December 27, 2010)
3.2	By-Laws (incorporated by reference to our registration statement on Form S-1 filed on December 27, 2010)
10.1	Service Agreement with Ogrodnictwo Piotr Walkowiak (incorporated by reference to our registration statement on Form S-1 filed on December 27, 2010)
10.2*	Affiliate Stock Purchase Agreement dated October 25, 2011 between Ireneusz Antoni Nawrot and Odelio Arouca

*Attached herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIGO INTERNATIONAL, CORP.

By:

/s/ Odelio R. Arouca
Odelio R. Arouca
CEO, CFO, Secretary, Treasurer and Director

Date: October 31, 2011